Morgan Stanley Financials Conference June 15, 2016 Eric Aboaf, Chief Financial Officer Don McCree, Head of Commercial Banking Exhibit 99.1

Important Information and GAAP/Non-GAAP Information

This
document
contains
forward-looking
statements
within
the
Private
Securities
Litigation
Reform
Act
of
1995.
Any
statement
that
does
not
describe
historical
or
current
facts
is
a
forward-looking
statement.
These
statements
often
include
the
words
“believes,”
“expects,”
“anticipates,”
“estimates,”
“intends,”
“plans,”
“goals,”
“targets,”
“initiatives,”
“potentially,”
“probably,”
“projects,”
“outlook”
or
similar
expressions
or
future
conditional
verbs
such
as
“may,”
“will,”
“should,”
“would,”
and
“could.”
Forward-looking
statements
are
based
upon
the
current
beliefs
and
expectations
of
management,
and
on
information
currently
available
to
management.
Our
statements
speak
as
of
the
date
hereof,
and
we
do
not
assume
any
obligation
to
update
these
statements
or
to
update
the
reasons
why
actual
results
could
differ
from
those
contained
in
such
statements
in
light
of
new
information
or
future
events.
We
caution
you,
therefore,
against
relying
on
any
of
these
forward-looking
statements.
They
are
neither
statements
of
historical
fact
nor
guarantees
or
assurances
of
future
performance.
While
there
is
no
assurance
that
any
list
of
risks
and
uncertainties
or
risk
factors
is
complete,
important
factors
that
could
cause
actual
results
to
differ
materially
from
those
in
the
forward-looking
statements
include
the
following,
without
limitation:
negative
economic
conditions
that
adversely
affect
the
general
economy,
housing
prices,
the
job
market,
consumer
confidence
and
spending
habits
which
may
affect,
among
other
things,
the
level
of
nonperforming
assets,
charge-offs
and
provision
expense;
the
rate
of
growth
in
the
economy
and
employment
levels,
as
well
as
general
business
and
economic
conditions;
our
ability
to
implement
our
strategic
plan,
including
the
cost
savings
and
efficiency
components,
and
achieve
our
indicative
performance
targets;
our
ability
to
remedy
regulatory
deficiencies
and
meet
supervisory
requirements
and
expectations;
liabilities
and
business
restrictions
resulting
from
litigation
and
regulatory
investigations;
our
capital
and
liquidity
requirements
(including
under
regulatory
capital
standards,
such
as
the
Basel
III
capital
standards)
and
our
ability
to
generate
capital
internally
or
raise
capital
on
favorable
terms;
the
effect
of
the
current
low
interest
rate
environment
or
changes
in
interest
rates
on
our
net
interest
income,
net
interest
margin
and
our
mortgage
originations,
mortgage
servicing
rights
and
mortgages
held
for
sale;
changes
in
interest
rates
and
market
liquidity,
as
well
as
the
magnitude
of
such
changes,
which
may
reduce
interest
margins,
impact
funding
sources
and
affect
the
ability
to
originate
and
distribute
financial
products
in
the
primary
and
secondary
markets;
the
effect
of
changes
in
the
level
of
checking
or
savings
account
deposits
on
our
funding
costs
and
net
interest
margin;
financial
services
reform
and
other
current,
pending
or
future
legislation
or
regulation
that
could
have
a
negative
effect
on
our
revenue
and
businesses,
including
the
Dodd-Frank
Act
and
other
legislation
and
regulation
relating
to
bank
products
and
services;
a
failure
in
or
breach
of
our
operational
or
security
systems
or
infrastructure,
or
those
of
our
third
party
vendors
or
other
service
providers,
including
as
a
result
of
cyber
attacks;
management’s
ability
to
identify
and
manage
these
and
other
risks;
and
any
failure
by
us
to
successfully
replicate
or
replace
certain
functions,
systems
and
infrastructure
provided
by
The
Royal
Bank
of
Scotland
Group
plc
(RBS).
In
addition
to
the
above
factors,
we
also
caution
that
the
amount
and
timing
of
any
future
common
stock
dividends
or
share
repurchases
will
depend
on
our
financial
condition,
earnings,
cash
needs,
regulatory
constraints,
capital
requirements
(including
requirements
of
our
subsidiaries),
and
any
other
factors
that
our
board
of
directors
deems
relevant
in
making
such
a
determination.
Therefore,
there
can
be
no
assurance
that
we
will
pay
any
dividends
to
holders
of
our
common
stock,
or
as
to
the
amount
of
any
such
dividends.
More
information
about
factors
that
could
cause
actual
results
to
differ
materially
from
those
described
in
the
forward-looking
statements
can
be
found
under
“Risk
Factors”
in
Part
I,
Item
1A
in
our
Annual
Report
on
Form
10-K
for
the
year
ended
December
31,
2015,
filed
with
the
United
States
Securities
and
Exchange
Commission
on
February
26,
2016.
Note:
Percentage
changes,
per
share
amounts,
and
ratios
presented
in
this
document
are
calculated
using
whole
dollars.
Non-GAAP
Financial
Measures
This
document
contains
non-GAAP
financial
measures.
The
Appendix
presents
reconciliations
of
non-GAAP
measures
used
by
us
to
evaluate
our
operating
performance.
These
reconciliations
exclude
restructuring
charges
and/or
special
items,
which
are
included,
where
applicable,
in
the
financial
results
presented
in
accordance
with
GAAP.
Restructuring
charges
and
special
items
include
expenses
related
to
our
efforts
to
improve
processes
and
enhance
efficiencies,
as
well
as
rebranding,
separation
from
RBS
and
regulatory
expenses.
Non-GAAP
measures
presented
in
the
Appendix
include
reconciliations
to
the
most
directly
comparable
GAAP
measures
and
are,
as
applicable,
“net
interest
income”,
"noninterest
income",
"total
revenue",
"noninterest
expense",
”pre-provision
profit”,
“income
before
income
tax
expense”,
“income
tax
expense”,
"net
income",
"net
income
available
to
common
stockholders",
“salaries
and
employee
benefits”,
“outside
services”,
“occupancy”,
“equipment
expense”,
“other
operating
expense”,
“net
income
per
average
common
share”,
“return
on
average
common
equity”,
“return
on
average
total
assets”,
"
average
deposits",
“net
interest
margin”
and
"
annualized
net
charge-off
rate".
In
addition,
we
present
computations
for
“tangible
book
value
per
common
share”,
"return
on
average
tangible
common
equity",
"return
on
average
total
tangible
assets",
"efficiency
ratio",
"operating
leverage"
and
"pro
forma
Basel
III
fully
phased-in
common
equity
tier
1
capital".
We
believe
these
non-GAAP
measures
provide
useful
information
to
investors
because
these
are
among
the
measures
used
by
our
management
team
to
evaluate
our
operating
performance
and
make
day-to-day
operating
decisions.
In
addition,
we
believe
restructuring
charges
and
special
items
in
any
period
do
not
reflect
the
operational
performance
of
the
business
in
that
period
and,
accordingly,
it
is
useful
to
consider
these
line
items
with
and
without
restructuring
charges
and
special
items.
We
believe
this
presentation
also
increases
comparability
of
period-to-period
results.
We
also
consider
pro
forma
capital
ratios
defined
by
banking
regulators
but
not
effective
at
each
period
end
to
be
non-GAAP
financial
measures.
Since
analysts
and
banking
regulators
may
assess
our
capital
adequacy
using
these
pro
forma
ratios,
we
believe
they
are
useful
to
provide
investors
the
ability
to
assess
our
capital
adequacy
on
the
same
basis.
Other
companies
may
use
similarly
titled
non-GAAP
financial
measures
that
are
calculated
differently
from
the
way
we
calculate
such
measures.
Accordingly,
our
non-GAAP
financial
measures
may
not
be
comparable
to
similar
measures
used
by
other
companies.
We
caution
investors
not
to
place
undue
reliance
on
such
non-GAAP
measures,
but
instead
to
consider
them
with
the
most
directly
comparable
GAAP
measure.
Non-GAAP
financial
measures
have
limitations
as
analytical
tools,
and
should
not
be
considered
in
isolation,
or
as
a
substitute
for
our
results
as
reported
under
GAAP.

Dimension
Rank
(2)
Assets: $140.1 billion
#13
Loans: $101.0 billion
#11
Deposits: $102.6 billion
#13
Branches: 1,200
#11
ATM network: 3,200
#7
Lead/joint lead
bookrunner
#9
(3)
Mortgage: $13.3 billion
#15
nationally
(4)
Student: $5.0 billion
Top 4 rank
nationally
(5)
Deposits: $102.6 billion
Top 5 rank:
9/10 markets
(1)
HELOC: $14.9 billion
Top 5 rank:
9/9 markets
(6)
Middle market lending
#5
(7)
Leading deposit market share of 10.7% in top 10 MSAs
(1)
–
#2 deposit market share in New England
Relatively diverse economies/affluent demographics
Serve 5 million+ individuals, institutions and companies
~17,900 colleagues
Retail presence in 11 states
Top 5 deposit market share in 9 of 10 largest MSAs
(1)
Buffalo, NY: #5
Albany, NY: #2
Pittsburgh, PA: #2
Cleveland, OH: #3
Manchester, NH: #1
Boston, MA: #2
Rochester, NY: #4
Philadelphia, PA: #4
Detroit, MI:
#8
Providence, RI: #1
Solid franchise with leading positions in attractive markets
3
Source: SNL Financial. Data as of 3/31/2016 or for 1Q16, unless otherwise noted.
1)
Updated annually, as of 6/30/2015, excludes non-retail branches and banks with limited retail operations.
2)
Ranking based on 12/31/2015 data, unless otherwise noted; excludes non-retail depository institutions, includes U.S. subsidiaries of foreign banks.
3)
Thomson Reuters LPC, ranking based on number of deals for Overall Middle Market (defined as Borrower Revenues < $500MM and Deal Size < $500MM).
4)
According to IMF Retail Originators Bank Only ranking; reflects CFG organic origination volume as of 4Q15.
5)
CFG estimate, based on published company reports, where available, private student loan origination data as of 12/31/2015.
6)
According to Equifax; origination volume as of 4Q15.
7)
Based
on
market
penetration,
according
to
Greenwich
Associates
4Q15
rolling
four-quarter
data
(Citizens
–
Footprint
-
$25-500MM).

Reenergize Household growth
Expand Business Banking
Expand Wealth
Expand Mortgage
Reposition Auto
Grow Education Finance/
Installment loans
Build out Mid-corporate &
Industry Verticals
Continued development of
Capital & Global Markets
Build out Treasury Solutions
Grow Franchise Finance
Grow core Commercial Banking
-
e.g. CRE, Middle Market
Target 6 -
8% average
loan growth
Target Basel III common equity
tier 1 ratio of 11.2-11.5% by
year end 2016
On track to deliver $90-115
million of pre-tax benefit from
TOP II program by end of 2016
Continue prudent and high-
return technology investment
Continued CCAR progress
Regulatory issue remediation
Improved corporate governance
Enhanced risk framework
Vision & Credo
Organization Health Index /
Leadership standards
Continue to uptier talent
Improved
Consumer
Bank
Continued Commercial
Banking Momentum
Balance Sheet
Growth/Optimization
Capital Mix Normalization
Enhanced Efficiency &
Infrastructure
Embed Robust
Risk/Regulatory Framework
High-Performing, Customer-
Centric Culture
1) “Tapping our Potential” Phase II revenue and efficiency initiatives launched mid-2015.

We have developed specific initiatives to support our turnaround strategy
(1)

We are broadly executing well, and our performance is improving
Key elements of ’13-’16 plan
Status
Grow balance sheet,
net interest income
Consumer: Auto,
Student,
Mortgage
on track
Commercial:
Middle Market, Mid-corporate
&
Specialty Verticals, CRE, Franchise Finance
Grow fee business,
noninterest income
Consumer: Wealth, Mortgage, Business Banking,
Household
Growth
behind in select
areas but TOP II
offsetting
Commercial: Treasury Solutions, Capital Markets
Maintain asset sensitivity,
benefit from higher rates
Forward curve
with Fed funds rate at
175 bps by YE2016
behind
Tightly manage expense base,
deliver positive operating
leverage
$200 million cost save program, Tech spend
catch-up
on track
Manage capital ratios
back to peer levels
Target ~11% CET1 (stage I),
peer-like mix of total capital
on track

Strong loan growth
(Average total loan growth)
A scaled platform well-positioned to drive value
Continuing to drive balance sheet and revenue momentum in 2016
Growing revenues faster
(Revenue growth)
6
1Q16 vs. 1Q15
Higher NIM expansion
(Net interest margin change)
Source: SNL Financial and Company filings. Peers include CMA, BBT, FITB, KEY, PNC, RF, STI and USB; MTB excluded due to recent acquisition.
1)
Non-GAAP item. Adjusted results exclude, where applicable, $10 million net restructuring charges and special items. See reconciliation of Non-GAAP items in the Appendix.
Peer results adjusted for similar unusual or special revenue, expense and acquisition items.
CFG results
Peer average
(1)
Return on equity
(Adjusted return on average
tangible common equity
(1)
change)
(12) bps
(144) bps
Strong operating leverage
(YoY Adjusted operating leverage
(1)
)
294 bps
164 bps
Accelerating profitability
(Adjusted EPS change
(1)
)
6.7%
3.0%
CFG
Peer average
9 bps
5 bps
CFG
4 bps
above peers
73 bps
above peers
4.3%
3.6%
130 bps
better than
peers
1,070 bps
above peers
132 bps
above peers
5.0%
-5.7%
CFG

Broad set of opportunities identified
Developing program targets and timing
Have developed continuous improvement mindset: TOP Programs
7
TOP I
TOP II
Initial thoughts on TOP III
Expenses
Salaries and benefits:
Market alignment of
benefits, organizational
redesign and reduction
in FTEs
Occupancy: Branch
optimization, surplus
office exit
Other: Expand technology
outsourcing model, vendor
consolidation, IT application
consolidation, strengthened
sourcing, travel and A/V and
enhance loss collection
Revenue
Revenue enhancements:
Consumer distribution
channel effectiveness
Commercial and
Consumer cross-sell
Pricing: Improve
customer pricing
methodology to better align
with competitive landscape
Expense
Efficiency: Operations
transformation and vendor
management
Launched first half 2014
Achieved $200 million annual cost
saves by end of 2015
Launched mid 2015
On track to deliver $90-115 million
annual pre-tax benefit by end of 2016
Tapping Our Potential (TOP) programs driving revenue growth and expense efficiencies
~$120
million
~$20
million
~$60
million
$20-25
million
$30-40
million
$40-50
million
Program is focused on
efficiencies, balance sheet
management,
cross-sell and tax rate.

Commercial Banking key lines of business and products

Middle Market
Jerry Sargent
34 years’ experience
CFG –
16 years
Mid-corporate &
Industry Verticals
Dan Fitzpatrick
29 years’ experience, CFG –
7 years
$11.9B portfolio
(1)
~2,200 clients
11-state footprint
Focus on companies with
$25MM –
$500MM in
revenue
$10.3B portfolio
(1)
~500 clients
Focus on companies with
$500MM-$2B in revenue
-
Industries -
Healthcare,
Technology, Oil & Gas
Commercial Lending
Steve Woods
30 years’ experience, CFG –
8 years
1) Loans outstanding as of 3/31/2016.
2) Loans and leases outstanding as of 3/31/2016.
3) For the 12 months ending 12/31/15.
Capital and Global Markets
Bob Rubino
28 years’ experience, CFG –
8 year
Asset Finance
Marc Paulhus
35 years’ experience
CFG –
12 years
Business Capital
Chris Carmosino
30 years’ experience
CFG –
9 years
$6.1B portfolio
(2)
~650 clients
Product specialists;
leverage our coverage
bankers
$1.6B portfolio
(1)
~100 clients
Asset-based focus
Product specialists;
leverage our coverage
bankers
Capital
Markets
Ted Swimmer
24 years’ experience,
CFG –
5 years
2015 fees
(3)
:~$90MM
Key products
-
Debt & equity
capital markets,
M&A advisory
Global Markets
Tony Bedikian
21 years’ experience,
CFG –
2 years
2015 fees
(3)
: ~$90MM
Key products
-
Foreign exchange,
interest rate
management
Commercial Real Estate
Treasury
Solutions
Mike Cummins
25 years’ experience, CFG –
2 years
2015 fees
(3)
: ~$115MM
Key products
-
Cash management, deposits,
corporate credit cards, trade
finance
Treasury Solutions
Franchise Finance
Dave Farwell
25 years’ experience
CFG –
15 years
$3.9B portfolio
(1)
~550 clients
Commercial Real Estate
Gary Magnuson
34 years’ experience, CFG –
24 years
$8.9B portfolio
(1)
~350 clients
Fee income-oriented businesses

7.3%
Commercial Banking -
Solid track record of delivering organic growth
9
1)
Includes Business Capital, Govt
& Professional Banking, Corporate Finance & Global Markets, Treasury Solutions, Corporate and Commercial Banking Admin.
2)
Thomson Reuters LPC, ranking based on number of deals for Overall Middle Market (defined as Borrower Revenues < $500MM and Deal Size < $500MM).
$s in billions
Driving revenue improvement
Delivering on a multi-year targeted growth strategy
–
Focus on enhancing product and service capabilities
with selective extension into attractive growth areas
–
Industry Verticals, Franchise Finance, Mid-
corporate and previously underpenetrated
Commercial Real Estate
–
Investing in key infrastructure and technology
platforms
–
Scalable, compliant, industry standard solutions
for loan originations, servicing, syndications,
foreign exchange, interest rate products and
market risk systems
Commitment to uptiering leadership and talent
–
Since 2013 have added ~75 professionals with
industry, corporate finance, capital markets, sales &
trading and leveraged & sponsor finance expertise
Continue to drive growth in lead client relationships,
now 73%, with 25% CAGR since 2010
–
Improved loan syndications league table status to
consistent
Middle
Market
top
10
from
#15
in
2009
(2)
4.5%
5.8%
CAGR
Strong loan growth
Growth driven by continued investment in talent, infrastructure, product and advisory capabilities
3.0%
18.2%
CAGR
8.6%
6.9%
24.5%
33.6%
(1)
$1.3
$1.4
$1.4
$1.5
$1.6
2011
2012
2013
2014
2015
Net interest income
Noninterest income
47.6%
45.2%
44.7%
43.4%
44.9%
Efficiency ratio
$28.8
$32.5
$34.7
$37.7
$41.6
2011
2012
2013
2014
2015
Middle Market
Asset Finance & Other
CRE
Mid-corporate
Franchise Finance
Industry Verticals
Deposits
$17.7
$17.7
$17.5
$19.8
$23.5

3+ products cross-sold
Middle Market and Mid-corporate
(2)
Global Markets
Capital and Global Markets fee income
1)
Syndication transactions where CFG is the Joint Lead Arranger or Lead Left Arranger/Total syndication transactions.
2)
Products defined as deposits, debt capital markets, cash management, corporate card, equity capital markets, foreign exchange, international cash management, interest rate protection, loans, leases, standby letters of credit, trade, wealth management.
3)
Source: Company filings. Capital Markets fees defined as trading revenue, investment banking, advisory and underwriting fees. Peers includes BBT, CMA, KEY, MTB, RF, and STI.
Leveraging strong relationships and experienced team through solutions-based orientation and growing product and advisory capabilities
Corporate Finance professionals key to supporting
solutions-oriented model
Added 18 professionals in the past 24 months resulting in
incremental fees by delivering expanded suite of Capital
and Global Markets capabilities
Proven strength in loan syndications
Lead relationships deliver more fee income and are more
profitable
Opportunity to drive improved client penetration by building out advisory and fixed income capabilities
Gained broker/dealer capabilities in 1Q16 which provides
opportunity to capture CFG-sourced deal fees historically
shared with strategic partners, principally RBS
Ability to continue to drive enhanced penetration of existing portfolio, particularly in proprietary middle market by
increasing cross-sell to credit-only clients
Monetize credit growth of recent years
Expand suite of Corporate Finance solutions
Every 0.1% of Capital Markets fees/loans improvement could
drive an estimated ~$50 million in annual fee income
Continued growth opportunities in Capital Markets
Capital Markets revenue potential
(FY 2015 Capital Markets fees/FY 2015 Average Commercial loans)
Peer
average
(1)
(3)
Lead deals/
71%
71%
71%
79%
70%
73%
$93
$114
$116
$154
$174
$177
2010
2011
2012
2013
2014
2015
IRP
FX
Capital Markets
51%
73%
95%
Participant
JLA
Lead left
1.0%
0.9%
0.7%
0.5%
0.4%
0.2%
0.2%
0.1%
Regional Regional Regional
Peer 1
Peer 2
Peer 3
CFG
Regional Regional Regional
Peer 4
Peer 5
Peer 6
total deals

CAGR
11.5%
3.3%
$96
$103
$102
$107
$116
2011
2012
2013
2014
2015
Cash Management
Cards
47%
53%
4%
10%
17%
14%
8%
None
1-2
3-4
5-6
7-8
9+
Products utilized
$21
$21
$19
$18
$11
$9
Treasury Solutions revenue potential
(2015 NII & Fee income/$1 billion of commercial loans
(1)
)
Cash Management cross-sell opportunity
(3)
Treasury Solutions Commercial Banking fees
(2)
Investing to drive continued revenue growth with focus on improving client penetration and market share
Treasury Solutions opportunity
$s in millions
Regional
Peer 1
Regional
Peer 2
Regional
Peer 3
TS Peer
Average
Regional
Peer 4
CFG
11
1)
Source:
Treasury Strategies, Inc. for benchmarks and public filings, estimate of 2015 market share of ~$40B revenue, NII and fees market based on benchmarks and public filings. TS peers
include STI, FITB, PNC and USB. Treasury Solutions revenue includes Treasury Management, Accounts Receivable, Payables, Procurement and related Risk and Financial Control activities.
2015 estimated growth rates based on fee income only. 2) Cash Management includes Trade Fees. Cards includes Sponsorship Management. 3) Middle Market & Mid-corporate/Vertical client distribution by number of Cash Management products used.
Treasury Solutions fee income up ~7.7% YoY in 2015 with good momentum vs. estimated 2015 industry growth of ~2.5%
Recent investments in platform, products and customer-facing talent providing underlying momentum
Improved go-to-market strategy and client-facing model with
up-tiered sales organization
Launched dedicated cards team
Improved customer experience through streamlined
interaction and operations transformation
Top II pricing initiatives drove accelerated core cash management growth in 2H15
Opportunity to drive improved cross-sell/client penetration
Differentiated product offerings for client segments including
Franchise Finance and CRE
Deploying analytical tools to improve client usage/retention
Refined segmentation strategies to capture more Middle
Market/Mid-corporate clients
Currently underpenetrated with~1% share of an estimated
$40B revenue market
Achieving Treasury Solutions peer average could deliver
~$400 million in annual revenue given $44.8 billion
CFG commercial loan portfolio
(1)
(1)

Appendix 12

Non-GAAP reconciliation table

(Excluding restructuring charges and special items)
$s in millions, except per share data
2016
2015
2016 Change from 2015
Noninterest income, excluding special items:
Noninterest income (GAAP)
$330
$347
Less: Special items
—
—
Noninterest income, excluding special items (non-GAAP)
$330
$347
(4.9)%
Total revenue, excluding special items:
Total revenue (GAAP)
A
$1,234
$1,183
Less: Special items
-
-
Total revenues, excluding special items (non-GAAP)
B
$1,234
$1,183
4.3%
Noninterest expense, excluding restructuring charges and special items:
Noninterest expense (GAAP)
C
$811
$810
Less: Restructuring charges and special items
—
10
Noninterest expense, excluding restructuring charges and special items (non-GAAP)
D
$811
$800
1.4%
Efficiency ratio:
Efficiency ratio (non-GAAP)
C/A
66%
68%
(283)
bps
Efficiency ratio, excluding restructuring charges and special items  (non-GAAP)
D/B
66%
68%
(199)
bps
Operating leverage:
Total revenue (GAAP)
A
$1,234
$1,183
4.3%
Noninterest expense (GAAP)
C
$811
$810
0.1%
Operating leverage (non-GAAP)
419
bps
Operating leverage, excluding restructuring charges and special items:
Total revenue, excluding restructuring charges and special items (non-GAAP)
B
$1,234
$1,183
4.3%
Less: Noninterest expense, excluding restructuring charges and special items (non-GAAP)
D
$811
$800
1.4%
Operating leverage, excluding restructuring charges and special items: (non-GAAP)
294
bps
Net income, excluding restructuring charges and special items:
Net income (GAAP)
E
$223
$209
Add: Restructuring charges and special items, net of income tax expense
—
6
Net income, excluding restructuring charges and special items (non-GAAP)
F
$223
$215
3.7%
Net income available to common stockholders, excluding restructuring charges and special items:
Net income available to common stockholders (GAAP)
G
$216
$209
Add: Restructuring charges and special items, net of income tax expense
-
6
Net income available to common stockholders, excluding restructuring charges and special items (non-GAAP)
H
$216
$215
0.5%
I
528,070,648
546,291,363
J
530,446,188
549,798,717
G
$216
$209
G/I
0.41
0.38
8%
G/J
0.41
0.38
8%
H
216
215
H/I
0.41
0.39
5%
H/J
0.41
0.39
5%
Return on average tangible common equity and return on average tangible common equity, excluding restructuring charges and special items:
Average common equity (GAAP)
$19,567
$19,407
Less: Average goodwill (GAAP)
6,876
6,876
Less: Average other intangibles (GAAP)
3
5
Add: Average deferred tax liabilities related to goodwill (GAAP)
481
422
Average tangible common equity (non-GAAP)
K
$13,169
$12,948
Return on average tangible common equity (non-GAAP)
G/K
6.61%
6.53%
8
bps
Return on average tangible common equity, excluding restructuring charges and special items (non-GAAP)
H/K
6.61%
6.73%
(12)
bps
Return on average total assets, excluding restructuring charges and special items:
Average total assets (GAAP)
L
$138,780
$133,325
Return on average total assets, excluding restructuring charges and special items (non-GAAP)
F/L
0.65%
0.65%
-
bps
FOR THE QUARTER ENDED MARCH 31,
Net income per average common share -
basic and diluted, excluding restructuring charges and special items:
Average common shares outstanding -
basic (GAAP)
Average common shares outstanding -
diluted (GAAP)
Net income available to common stockholders (GAAP)
Net income per average common share -
basic (GAAP)
Net income per average common share -
diluted (GAAP)
Net income available to common stockholders, excluding restructuring charges and special items (non-GAAP)
Net income per average common share -
basic, excluding restructuring charges and special items (non-GAAP)
Net income per average common share -
diluted, excluding restructuring charges and special items (non-GAAP)

Non-GAAP reconciliation table

(Excluding restructuring charges and special items)
$s in millions
1)
Basel III ratios assume certain definitions impacting qualifying Basel III capital, which otherwise will phase in through 2019, are fully phased-in. Ratios also reflect the required US Standardized methodology for calculating RWAs, effective January 1, 2015.
Pro forma Basel III fully phased-in common equity tier 1 capital ratio
1
:
Common equity tier 1 (regulatory)
Less: Change in DTA and other threshold deductions (GAAP)
Pro forma Basel III fully phased-in common equity tier 1 (non-GAAP)
Risk-weighted assets (regulatory general risk weight approach)
Add: Net change in credit and other risk-weighted assets (regulatory)
Basel III standardized approach risk-weighted assets (non-GAAP)
Pro forma Basel III fully phased-in common equity tier 1 capital ratio  (non-GAAP)
1
Core annualized net charge-offs:
Net charge-offs
Average total loans and leases
Annualized net charge-off rate
Core net charge-offs
Core average total loans and leases
Core annualized net charge-off rate (non-GAAP)
Core average deposits:
Average deposits
Less: Non-core average deposits
Core average deposits (non-GAAP)
Core average deposits as a percentage of reported average deposits
2016
2009
$13,570
1
M
$13,569
$116,591
232
N
$116,823
M/N
11.6%
O
$83
P
100,262
O/P
0.33%
Q
$73
R
98,045
Q/R
0.30%
S
$101,981
$98,777
FOR THE QUARTER
ENDED MARCH 31,
FOR THE YEAR
ENDED DECEMBER
17,131
31,274
T
$84,850
$67,503
T/S
83%
68%

15